                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 28, 2000



                           CC V HOLDINGS FINANCE, INC.
                               CC V HOLDINGS, LLC



           (Exact name of registrants as specified in their charters)

                                    Delaware
                                    Delaware

         (State or Other Jurisdiction of Incorporation or Organization)


      333-75415-03                                             13-4029969
        333-75415                                              13-4029965
(Commission File Number)                                    (Federal Employer
                                                          Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                               63131
---------------------------------------                           -----
(Address of Principal Executive Offices)                          (Zip Code)

(Registrants' telephone number, including area code)              (314) 965-0555

ITEM 4.  CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANTS.


         (a)      Previous Independent Accountants.

                  (i) On February 10, 2000, the Registrants dismissed PricewaterhouseCoopers LLP, which served as the Registrants' principal independent accountants.
                  (ii) The reports of PricewaterhouseCoopers LLP on the Registrants' financial statements for the most two recent fiscal periods contained no adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles.
                  (iii) The Registrants' Director participated in and
                        approved the decision to change principal independent accountants. The Registrants do not have an audit committee.
                  (iv) In connection with its audits for the most two recent fiscal periods and through February 10, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in connection with its reports on the financial statements.

         (b)      New Independent Accountants.

              The Registrants engaged Arthur Andersen LLP as its new principal independent accountants as of February 10, 2000. The Registrants' Director approved such engagement on February 10, 2000.

              Since November 15, 1999, when the Registrants came under the control of Charter Holdco, the Registrants have consulted with Arthur Andersen LLP regarding the application of the principles of purchase accounting resulting from Charter Holdco's acquisition of the Registrants. Arthur Andersen LLP provided verbal advice to the Registrants management and did not provide a written report. PricewaterhouseCoopers LLP was not consulted regarding such issues.

ITEM 5.  OTHER ITEMS.

CHANGE OF CONTROL OFFER

         Upon expiration of a change of control offer dated December 3, 1999, none of the Registrants' 11.875% Senior Discount Notes due December 1, 2008 (the "Notes") were validly tendered.

         In the "open market", however, the Registrants have repurchased 16,250 Notes (each with a $1,000 face amount at maturity) for $10.5 million, using cash received from equity contributions from Charter Communications Holdings, LLC, a wholly owned subsidiary of Charter Communications Holding Company, LLC (Charter Holdco) and parent of CC V Holdings, LLC (formerly known as Avalon Cable LLC). 179,750 Notes with an accreted value of $115.7 million at February 10, 2000 remain outstanding.


CORPORATE REORGANIZATION

         In connection with a multi-step restructuring following the acquisition of Avalon Cable of Michigan Holdings, Inc., a guarantor with respect to the Notes, Avalon Cable of Michigan Holdings was merged with and into CC Michigan, LLC (formerly known as Avalon Cable of Michigan LLC), a wholly owned subsidiary of CC V Holdings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     CC V HOLDINGS FINANCE, INC.

                                     CC V HOLDINGS, LLC


Dated February 11, 2000              By:    /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:  Kent D. Kalkwarf
                                            Title: Senior Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)